FINANCIAL (EXPENSES) INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended		83 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Financial Income And Expenses [Line Items]
Financial income	$ 0	$ 0	$ 6
Financial (expenses)	(4)	(2)	(14)
Exchange rate differences income (loss)	(33)	16	(73)
Nonoperating Income (Expense), Total	$ (37)	$ 14	$ (81)